UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 7, 2008

Commission file number 1-10948

OFFICE DEPOT, INC.

(Exact name of registrant as specified in its charter)

Delaware	59-2663954
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2200 Old Germantown Road, Delray Beach, Florida	33445
(Address of principal executive offices)	(Zip Code)

(561) 438-4800

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On August 7, 2008, Office Depot, Inc. (the “Company”) disclosed the following information:

Question: How many employees are covered under your health plan?

Response: Approximately 14,000 associates are covered under our health plan out of a population of approximately 19,500 eligible, with total members in the plans at 25,000.

Question: Do you have an administrative-only (ASO) model or fully-insured model?

Response: We are self-insured, ASO contract. By administrative-only model, we mean one in which Office Depot self-insures the risk and a health plan provider administers the plan and performs the claims processing.

Question: From which health plan provider do you purchase your heath insurance?

Response: Aetna.

Question: What was your premium increase in 2007 and 2008?

Response: Having an ASO contract, the fee to administer per employee per month went from $31.29 in 2007 to $32.85 in 2008. Our claims are projected to remain flat.

Question: What do you expect your premium increase to be in 2009?

Response: Projected increase in ASO for 2009 of $1.50 per employee per month and claims projected to increase approximately 5% over 2008.

Question: Do you expect any changes to your health plan in any of the following ways:

(a) Do you expect to switch health plan providers? If so, which health plan provider do you think you will switch to and why are you switching?

Response: No.

(b) Do you expect employee co-pays to increase?

Response: No, we plan on keeping the co-pays in the PPO the same, however, we are introducing a second CDHP/HAS ( 1,500 high deductible ).

(c) Do you expect to go from a fully insured model to ASO model or vice versa?

Response: No change, we are staying with self-insured model (ASO).

This Form 8-K is being furnished solely to satisfy the requirements of Regulation FD in light of the disclosure. The Company does not intend to update these numbers or release similar information in the future. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material information that is not otherwise publicly available.

This Form 8-K contains “forward-looking statements within the meaning of the safe harbor provisions of the federal securities laws. It should be read in conjunction with “Forward Looking Statements/Risk Factors and Cautionary Statement for Purposes of the ‘Safe Harbor’ Provisions of the Private Securities Litigation Reform Act of 1995” in the Company’s periodic reports filed with the Securities and Exchange Commission, that discuss important factors that could cause the Company’s results to differ materially from those anticipated in such statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OFFICE DEPOT, INC.

Date: August 8, 2008	By:	/s/ Elisa D. Garcia C.
Elisa D. Garcia C.
Executive Vice President, General Counsel & Corporate Secretary

3